Exhibit 99.2

Restatement of Financial Statements Resulting From a Technical Clarification of Statement of Financial Accounting Standards 133, Accounting for Derivative Instruments and Hedging Activities January 3, 2006

Private Securities Litigation Reform Act of 1995 Forward-Looking Statement Disclosure
This presentation may contain forward-looking statements which are subject to numerous assumptions, risks and uncertainties. Statements pertaining to future periods are subject to uncertainty because of the possibility of changes in underlying factors and assumptions. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: 1) sharp and/or rapid changes in interest rates; 2) significant changes in the economic scenario from the current anticipated scenario which could materially change anticipated credit quality trends and the ability to generate loans and gather deposits; 3) significant delay in or inability to execute strategic initiatives designed to grow revenues and/or control expenses; 4) unanticipated issues during the integration of acquisitions; and 5) significant changes in accounting, tax or regulatory practices or requirements. The company disclaims any obligations to update any such forward-looking statements.

Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release
January 3, 2006
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES ANNOUNCES RESTATEMENT OF FINANCIAL STATEMENTS DUE TO A TECHNICAL CLARIFICATION OF ACCOUNTING FOR CERTAIN DERIVATIVE TRANSACTIONS
Company will record a $600 thousand cumulative decrease in retained earnings

Compass Bancshares, Inc. (Nasdaq: CBSS) today announced that it will restate its historical financial statements for the years ended December 31, 2004, 2003 and 2002 and for the first, second and third quarters of 2005 and 2004. The restatements relate to the Company’s accounting under Statement of Financial Accounting Standards 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), for interest rate swaps entered into in connection with certain brokered certificates of deposit and trust preferred debt transactions. Although the cumulative impact of the adjustments on the Company’s financial performance over this period is not significant, the decision to restate prior period financial information resulted primarily from the impact of the adjustments to certain individual quarters.

“The issue with respect to these transactions relates to matters of documentation, rather than the purpose for which these transactions were created or their economic substance,” said Garrett R. Hegel, Compass’ chief financial officer. “These transactions were intended to and have, in fact, created effective economic hedges, and our financial condition and our cumulative results of operations have not been affected in any significant way by the revised accounting for them. The cumulative effect of these changes is a non-cash decrease in retained earnings of $600 thousand from 2001 through December 31, 2005.”

Since 2001, the Company has entered into interest rate swap agreements to hedge the interest rate risk inherent in certain of its brokered certificates of deposit and trust preferred debt. From inception, the Company has applied a method of fair value hedge accounting under SFAS 133 (the “short-cut” method) that assumed the effectiveness of the hedging transactions. However, after further examination in light of recent developments and discussions with its independent registered public accounting firm, PricewaterhouseCoopers LLP, the Company and its Audit Committee concluded that the swap transactions did not qualify for the short-cut method and therefore any fluctuations in the market value of the interest rate swaps should have been recorded through the income statement. There is no effect on cash flows from these revisions.

Compass announces restatement

The Company continues to believe that the swaps have been and will continue to be highly effective hedges. However, the swap transactions do not qualify for the “short-cut” method of accounting and cannot be made to qualify for hedge accounting retrospectively due to a lack of contemporaneous documentation. Therefore the Company has re-designated the interest rate swaps associated with these transactions as fair value hedges under the “long-haul” accounting method in order to qualify them going forward for fair value hedge accounting under SFAS 133.

The Company determined that brokered certificates of deposit swaps did not qualify for the short-cut method in prior periods because the related certificates of deposit broker placement fee was determined to have caused the swap not to have a fair value of zero at inception (a requirement under SFAS 133 to qualify for the short-cut method). Additionally, the Company determined that the trust preferred debt swaps did not qualify for the short-cut method in prior periods because of an interest deferral feature that permits interest payments to be deferred for a period up to five years without creating an event of default or acceleration.

Hegel added, “It is important to understand that the revised accounting treatment for these transactions does not impact our top-line revenue growth trends, our underlying loan and deposit growth and any of our key performance ratios in a significant manner. Accordingly, we believe from a comparability standpoint future periods may be evaluated in relation to our originally reported results since the hedging transactions were economically effective. In such light, our business plan for 2006 is consistent within a range of the current mean street estimate.”

Attached on the following pages is a summary of the primary changes from previous financial statements as a result of the restatement for the years ended December 31, 2004, 2003, 2002 and for the first, second and third quarters of 2005 and 2004. In addition, financial information concerning the restatement is also available in a presentation on the investor relations section of Compass’ web site at www.compassbank.com.

Compass Bancshares, Inc. is a $30.1 billion Southwestern financial holding company which operates 385 full-service banking centers including 139 in Texas, 89 in Alabama, 73 in Arizona, 42 in Florida, 32 in Colorado and 10 in New Mexico. Compass is among the top 30 U.S. bank holding companies by asset size and ranks among the top earners of its size based on return on equity. Shares of Compass' common stock are traded through the Nasdaq stock market under the symbol CBSS. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands, except per share data)

	For the Nine Months Ended September 30,
	2005		2004		% Change
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$726,402	$726,402	$676,131	$676,131	7%	7%
Restatement to noninterest income	-	(11,248)	-	(20,922)	-	(46)
Net interest income	726,402	715,154	676,131	655,209	7	9
Noninterest income [a]	491,144	491,144	436,908	436,908	12	12
Total revenue [a]	1,217,546	1,206,298	1,113,039	1,092,117	9	10
Investment securities gains, net	79	79	27,336	27,336	(100)	(100)
Trading gains (losses) and settlements on
economic hedge swaps	-	669	-	15,067	-	(96)
Provision for loan losses	82,268	82,268	78,140	78,140	5	5
Loss on prepayment of FHLB advances	-	-	25,136	25,136	(100)	(100)
Noninterest expense [b]	671,863	671,863	628,693	628,693	7	7
Pretax income	463,494	452,915	408,406	402,551	13	13
Income tax expense	157,236	153,223	136,812	134,595	15	14

Net income	$306,258	$299,692	$271,594	$267,956	13	12

Diluted earnings per share	$2.42	$2.37	$2.17	$2.14	12	11

	For the Years Ended December 31,
	2004		2003		% Change
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$911,828	$911,828	$909,530	$909,530	-%	-%
Restatement to noninterest income	-	(26,503)	-	(30,400)	-	(13)
Net interest income	911,828	885,325	909,530	879,130	-	1
Noninterest income [a]	590,254	590,254	524,099	524,099	13	13
Total revenue [a]	1,502,082	1,475,579	1,433,629	1,403,229	5	5
Investment securities gains, net	27,336	27,336	(43)	(43)	NM	NM
Gain on sale of branches	-	-	2,128	2,128	(100)	(100)
Trading gains (losses) and settlements on
economic hedge swaps	-	11,053	-	9,320	-	19
Provision for loan losses	105,658	105,658	119,681	119,681	(12)	(12)
Loss on prepayment of FHLB advances	25,136	25,136	-	-	NM	NM
Noninterest expense [b]	843,342	843,342	797,883	797,883	6	6
Pretax income	555,282	539,832	518,150	497,070	7	9
Income tax expense	185,498	179,647	176,282	168,392	5	7

Net income	$369,784	$360,185	$341,868	$328,678	8	10

Diluted earnings per share	$2.95	$2.87	$2.69	$2.58	10	11

[a] Excludes gains on sales of investment securities, gain on sale of branches and trading gains (losses) and settlements on economic hedge swaps.
[b] Excludes loss on prepayment of FHLB advances.
NM - Not meaningful

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands, except per share data)

	For the Years Ended December 31,
	2003		2002		% Change
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$909,530	$909,530	$924,855	$924,855	(2)%	(2)%
Restatement to noninterest income	-	(30,400)	-	(23,146)	-	31
Net interest income	909,530	879,130	924,855	901,709	(2)	(3)
Noninterest income [a]	524,099	524,099	436,830	436,830	20	20
Total revenue [a]	1,433,629	1,403,229	1,361,685	1,338,539	5	5
Investment securities gains, net	(43)	(43)	4,233	4,233	NM	NM
Gain on sale of branches	2,128	2,128	-	-	NM	NM
Trading gains (losses) and settlements on
economic hedge swaps	-	9,320	-	71,006	-	(87)
Provision for loan losses	119,681	119,681	136,331	136,331	(12)	(12)
Noninterest expense	797,883	797,883	752,429	752,429	6	6
Pretax income	518,150	497,070	477,158	525,018	9	(5)
Income tax expense	176,282	168,392	162,759	180,673	8	(7)

Net income	$341,868	$328,678	$314,399	$344,345	9	(5)

Diluted earnings per share	$2.69	$2.58	$2.42	$2.65	11	(3)

	For the Years Ended December 31,
	2002		2001		% Change
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$924,855	$924,855	$825,859	$825,859	12%	12%
Restatement to noninterest income	-	(23,146)	-	(3,368)	-	587
Net interest income	924,855	901,709	825,859	822,491	12	10
Noninterest income [a]	436,830	436,830	368,795	368,795	18	18
Total revenue [a]	1,361,685	1,338,539	1,194,654	1,191,286	14	12
Investment securities gains, net	4,233	4,233	7,583	7,583	(44)	(44)
Trading gains (losses) and settlements on
economic hedge swaps	-	71,006	-	9,657	-	635
Provision for loan losses	136,331	136,331	106,241	106,241	28	28
Noninterest expense	752,429	752,429	685,770	685,770	10	10
Pretax income	477,158	525,018	410,226	416,515	16	26
Income tax expense	162,759	180,673	139,829	142,183	16	27

Net income	$314,399	$344,345	$270,397	$274,332	16	26

Diluted earnings per share	$2.42	$2.65	$2.11	$2.14	15	24

[a] Excludes gains on sales of investment securities, gain on sale of branches and trading gains (losses) and settlements on economic hedge swaps.
NM - Not meaningful

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	2005
	Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$249,940	$249,940	$240,186	$240,186	$236,276	$236,276
Restatement to noninterest income	-	(2,829)	-	(3,716)	-	(4,703)
Net interest income	249,940	247,111	240,186	236,470	236,276	231,573
Noninterest income [a]	170,645	170,645	165,938	165,938	154,561	154,561
Total revenue [a]	420,585	417,756	406,124	402,408	390,837	386,134
Investment securities gains, net	-	-	79	79	-	-
Trading gains (losses) and settlements on
economic hedge swaps	-	(4,149)	-	9,414	-	(4,596)
Provision for loan losses	34,195	34,195	27,800	27,800	20,273	20,273
Noninterest expense	227,396	227,396	222,595	222,595	221,872	221,872
Pretax income	158,994	152,016	155,808	161,506	148,692	139,393
Income tax expense	53,943	51,296	53,357	55,518	49,936	46,409

Net income	$105,051	$100,720	$102,451	$105,988	$98,756	$92,984

Diluted earnings per share	$0.83	$0.80	$0.81	$0.83	$0.78	$0.74

	2004
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$235,697	$235,697	$226,531	$226,531	$226,739	$226,739	$222,861	$222,861
Restatement to noninterest income	-	(5,581)	-	(6,646)	-	(7,161)	-	(7,115)
Net interest income	235,697	230,116	226,531	219,885	226,739	219,578	222,861	215,746
Noninterest income [a]	153,346	153,346	147,185	147,185	150,019	150,019	139,704	139,704
Total revenue [a]	389,043	383,462	373,716	367,070	376,758	369,597	362,565	355,450
Investment securities gains, net	-	-	25,129	25,129	-	-	2,207	2,207
Trading gains (losses) and settlements on
economic hedge swaps	-	(4,014)	-	14,873	-	(12,360)	-	12,554
Provision for loan losses	27,518	27,518	25,617	25,617	28,178	28,178	24,345	24,345
Loss on prepayment of FHLB advances	-	-	25,136	25,136	-	-	-	-
Noninterest expense [b]	214,649	214,649	207,365	207,365	211,181	211,181	210,147	210,147
Pretax income	146,876	137,281	140,727	148,954	137,399	117,878	130,280	135,719
Income tax expense	48,686	45,052	47,125	50,241	45,654	38,261	44,033	46,093

Net income	$98,190	$92,229	$93,602	$98,713	$91,745	$79,617	$86,247	$89,626

Diluted earnings per share	$0.78	$0.73	$0.75	$0.79	$0.73	$0.63	$0.69	$0.72

[a] Excludes gains on sales of investment securities and trading gains (losses) and settlements on economic hedge swaps.
[b] Excludes loss on prepayment of FHLB advances.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	2003
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$228,698	$228,698	$230,258	$230,258	$223,329	$223,329	$227,245	$227,245
Restatement to noninterest income	-	(7,042)	-	(7,288)	-	(8,202)	-	(7,868)
Net interest income	228,698	221,656	230,258	222,970	223,329	215,127	227,245	219,377
Noninterest income [a]	137,138	137,138	134,009	134,009	129,845	129,845	123,107	123,107
Total revenue [a]	365,836	358,794	364,267	356,979	353,174	344,972	350,352	342,484
Investment securities gains, net	(46)	(46)	3	3	-	-	-	-
Gain on sale of branches	-	-	-	-	2,128	2,128	-	-
Trading gains (losses) and settlements on
economic hedge swaps	-	(1,256)	-	(5,326)	-	13,978	-	1,924
Provision for loan losses	31,639	31,639	30,354	30,354	27,909	27,909	29,779	29,779
Noninterest expense	203,573	203,573	202,680	202,680	195,497	195,497	196,133	196,133
Pretax income	130,578	122,280	131,236	118,622	131,896	137,672	124,440	118,496
Income tax expense	44,400	41,294	44,679	39,958	44,848	47,010	42,355	40,130

Net income	$86,178	$80,986	$86,557	$78,664	$87,048	$90,662	$82,085	$78,366

Diluted earnings per share	$0.69	$0.64	$0.68	$0.62	$0.68	$0.71	$0.64	$0.61

	2002
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
EARNINGS SUMMARY
Net interest income - as originally reported	$231,722	$231,722	$230,805	$230,805	$228,556	$228,556	$233,772	$233,772
Restatement to noninterest income	-	(7,479)	-	(7,194)	-	(5,980)	-	(2,493)
Net interest income	231,722	224,243	230,805	223,611	228,556	222,576	233,772	231,279
Noninterest income [a]	120,614	120,614	115,305	115,305	106,461	106,461	94,450	94,450
Total revenue [a]	352,336	344,857	346,110	338,916	335,017	329,037	328,222	325,729
Investment securities gains, net	342	342	(81)	(81)	3,452	3,452	520	520
Gain on sale of branches	-	-	-	-	-	-	-	-
Trading gains (losses) and settlements on
economic hedge swaps	-	10,234	-	33,341	-	23,301	-	4,130
Provision for loan losses	36,626	36,626	34,606	34,606	34,779	34,779	30,320	30,320
Noninterest expense	194,632	194,632	189,549	189,549	185,324	185,324	182,924	182,924
Pretax income	121,420	124,175	121,874	148,021	118,366	135,687	115,498	117,135
Income tax expense	41,691	42,722	41,865	51,651	39,913	46,397	39,290	39,903

Net income	$79,729	$81,453	$80,009	$96,370	$78,453	$89,290	$76,208	$77,232

Diluted earnings per share	$0.62	$0.63	$0.61	$0.74	$0.60	$0.68	$0.59	$0.60

[a] Excludes gains on sales of investment securities, gain on sale of branches and trading gains (losses) and settlements on economic hedge swaps.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands, except per share data)

	For the Nine Months Ended September 30,
	2005		2004
	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated
SELECTED RATIOS
Average common equity to average assets	7.36%	7.39%	7.01%	7.08%
Return on average assets	1.41	1.38	1.32	1.30
Return on average equity	19.09	18.61	18.82	18.40
Net interest margin (TE)	3.63	3.57	3.58	3.47
Efficiency ratio [a]	55.19	55.67	56.28	56.58
Book value per common share	$17.91	$17.95	$16.17	$16.31

	For the Years Ended December 31,
	2004		2003		2002
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
SELECTED RATIOS
Average common equity to average assets	7.06%	7.12%	7.71%	7.82%	8.11%	8.18%
Return on average assets	1.34	1.30	1.36	1.31	1.35	1.47
Return on average equity	18.94	18.29	17.65	16.72	16.60	18.03
Net interest margin (TE)	3.60	3.49	3.98	3.85	4.37	4.26
Efficiency ratio [a]	55.93	56.51	55.38	56.21	54.87	53.01
Book value per common share	$16.59	$16.68	$15.33	$15.50	$15.32	$15.58

	2005
	Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated
SELECTED RATIOS
Average common equity to average assets	7.43%	7.45%	7.34%	7.37%	7.31%	7.35%
Return on average assets	1.40	1.34	1.41	1.46	1.40	1.32
Return on average equity	18.85	18.02	19.23	19.82	19.22	18.00
Net interest margin (TE)	3.62	3.58	3.60	3.55	3.66	3.59
Efficiency ratio [a]	53.80	54.71	54.63	53.88	57.28	58.69
Book value per common share	$17.91	$17.95	$17.54	$17.61	$16.82	$16.86

	2004
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
SELECTED RATIOS
Average common equity to average assets	7.19%	7.24%	7.04%	7.09%	6.93%	6.99%	7.07%	7.15%
Return on average assets	1.39	1.30	1.34	1.42	1.33	1.15	1.29	1.34
Return on average equity	19.29	17.98	19.06	19.97	19.17	16.50	18.20	18.70
Net interest margin (TE)	3.63	3.54	3.54	3.44	3.58	3.46	3.64	3.52
Efficiency ratio [a]	54.92	56.30	55.29	54.11	55.84	58.88	57.75	56.90
Book value per common share	$16.59	$16.68	$16.17	$16.31	$15.63	$15.72	$15.77	$15.97

TE - Taxable Equivalent
[a] Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands, except per share data)

	2003
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
SELECTED RATIOS
Average common equity to average assets	7.01%	7.09%	7.63%	7.73%	8.04%	8.18%	8.23%	8.37%
Return on average assets	1.29	1.21	1.34	1.22	1.42	1.48	1.40	1.34
Return on average equity	18.40	17.09	17.58	15.78	17.64	18.07	16.98	15.94
Net interest margin (TE)	3.74	3.63	3.92	3.79	4.02	3.87	4.29	4.14
Efficiency ratio [a]	55.35	56.63	55.41	57.39	55.08	54.20	55.69	56.65
Book value per common share	$15.33	$15.50	$15.41	$15.61	$15.69	$15.96	$15.58	$15.81

	2002
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter
	As Originally	As	As Originally	As	As Originally	As	As Originally	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
SELECTED RATIOS
Average common equity to average assets	8.36%	8.49%	8.38%	8.46%	7.97%	8.02%	7.70%	7.73%
Return on average assets	1.34	1.37	1.35	1.62	1.36	1.55	1.34	1.35
Return on average equity	16.01	16.11	16.10	19.20	17.07	19.33	17.35	17.52
Net interest margin (TE)	4.31	4.17	4.30	4.17	4.37	4.25	4.50	4.46
Efficiency ratio [a]	54.91	54.49	54.38	50.57	54.91	52.22	55.30	55.03
Book value per common share	$15.32	$15.58	$15.39	$15.64	$14.87	$14.99	$13.96	$14.00

	For the Nine
	Months Ended
	September 30,	For the Years Ended December 31,
PRO FORMA HEDGE INEFFECTIVENESS [b]	2005	2004	2003	2002
Certificates of deposit ineffectiveness	$(77)	$(51)	$(115)	$57
Trust preferred securities ineffectiveness	275	296	(183)	984
Pre-tax impact	$198	$245	$(298)	$1,041

TE - Taxable Equivalent
[a] Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.
[b] The following table illustrates the hedge ineffectiveness that would have been recognized through earnings, on a pre-tax basis, if the swaps that have been disallowed as hedges were accounted for under the "long-haul" method and effectiveness calculations were performed each quarter.

Effect on Growth Rates	1 Year Growth Rate		3 Year CAGR
	As Reported	Restated	As Reported	Restated
Net interest income	7%	9%	3%	2%
Noninterest income	12%	9%	17%	17%
Total revenue	9%	9%	8%	7%
Earnings per share	12%	11%	12%	10%
	5 Year CAGR		10 Year CAGR
	As Reported	Restated	As Reported	Restated
Net interest income	6%	6%	8%	8%
Noninterest income	19%	20%	18%	18%
Total revenue	10%	10%	11%	11%
Earnings per share	10%	10%	11%	11%
Note: 1 year growth rates are based on results for the nine months ended September 30, 2005 versus 2004. All other growth rates use 2004 as the base year. Noninterest income and total revenue exclude gains(losses) on sales of investment securities.

Effect on Net Interest Margin - Dollar
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05

 Dollar NIM - Original
233772
228556
230805
231722
227245
223329
230258
228698
222861
226739
226531
235697
236276
240186
249940

 Dollar NIM - Restated
231279
222576
223611
224243
219377
215127
222970
221656
215746
219578
219885
230116
231573
236470
247111

he Company has re-designated the interest rate swaps associated with these transactions as fair value hedges under the “long-haul” accounting method in order to qualify them going forward for fair value hedge accounting under SFAS 133. Accordingly, we believe from a comparability standpoint future periods may be evaluated in relation to our originally reported results since the hedging transactions were economically effective. Dollars in thousands.

Effect on Net Interest Margin(TE) - Percent
	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05
Percent NIM - Original	4.50%	4.37%	4.30%	4.31%	4.29%	4.02%	3.92%	3.74%	3.64%	3.58%	3.54%	3.63%	3.66%	3.60%	3.62%
Percent NIM - Restated	4.46%	4.25%	4.17%	4.17%	4.14%	3.87%	3.79%	3.63%	3.52%	3.46%	3.44%	3.54%	3.59%	3.55%	3.58%

The Company has re-designated the interest rate swaps associated with these transactions as fair value hedges under the “long-haul” accounting method in order to qualify them going forward for fair value hedge accounting under SFAS 133. Accordingly, we believe from a comparability standpoint future periods may be evaluated in relation to our originally reported results since the hedging transactions were economically effective. TE – Taxable equivalent

Book Value per Common Share

$19
$18
$17
$16
$15
$14
BV per Share - Original
BV per Share - Restated
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05

In dollars

13

Book Value per Common Share

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05
BV per Share - Original	13.96	14.87	15.39	15.32	15.58	15.69	15.41	15.33	15.77	15.63	16.17	16.59	16.82	17.54	17.91
BV per Share - Restated	14	14.99	15.64	15.58	15.81	15.93	15.61	15.5	15.97	15.72	16.31	16.68	16.86	17.61	17.95
In dollars

2006 Expectations2006 Estimates at 1/2/06 Street EPS Range  $3.47 - $3.65 Mean $3.56 Our business plan for 2006 is consistent within a range of the current street mean estimate Source: First Call